THE CUTLER TRUST

                            CUTLER EQUITY INCOME FUND
                                CUTLER VALUE FUND

                        Supplement Dated June 8, 1999 to
                        Prospectus Dated October 30, 1998

1. Effective April 26, 1999, the investment objective for Cutler Approved List Equity Fund (the "Fund") was changed to read "to seek current income and long-term capital appreciation." The Fund will seek to meet its objective by investing in "value" stocks -- stocks whose price/earnings ratios are lower relative to the S&P 500. Contemporaneously, the Fund's name was changed to "Cutler Value Fund."

         The Fund may invest a portion of its assets in foreign issuers through American Depositary Receipts. The Fund has no current intention of investing directly in the securities of foreign issuers or purchasing securities on a foreign market.

2. Following is a description of the Portfolio Manager of Cutler Value Fund (see page 7 of the Prospectus):

"Mr. Robert W. Lamberti, CFA, Portfolio Manager for the Cutler Value Fund, received his B.S. from Purdue University and his M.B.A. in Finance from Temple University in 1995. From 1993 to 1995, Mr. Lamberti was an Economic Analyst and Treasury Analyst for the Rohm and Haas Company. From 1995 to 1997, Mr. Lamberti was a Senior Financial Analyst in the Emulsion Polymers Division at Air Products and Chemicals, Inc. From 1997 to April 1998, he was a Senior Analyst at Valuation Research Corporation. Mr. Lamberti joined Cutler & Company, LLC as an assistant Portfolio Manager in April, 1998 and was promoted to Portfolio Manager in December, 1998."

3. The wire instructions for shareholder purchases has been changed. Please direct all wires to the Funds at the following (which replaces the account information on Page 10):

         Bankers Trust Company
         New York, New York
         ABA #021001033
         For Credit to:  Forum Shareholder Services, LLC

         Account # 01-465-547
         The Cutler Trust (Name of Fund)
         (Your Name)
         (Your Account Number)
         (Your Social Security number or tax identification number)